                                                                     EXHIBIT 4.1

NUMBER
IPCS
COMMON STOCK
[LOGO]
iPCS, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY
SHARES
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP 44980Y 30 5
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF iPCS, Inc. transferable only on the books of the Corporation by the holder thereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and the Amended and Restated By-laws of the Corporation, in each case as from time to time amended and/or restated.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
[SIGNATURE]
ASSISTANT SECRETARY
[SEAL]
[SIGNATURE]
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED: THE BANK OF NEW YORK TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

iPCS, Inc.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)
UNIF TRF MIN ACT - (Cust) Custodian (until age ) (Minor) under Uniform
Transfers to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
For Value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.